Fees Summary	Oct. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,195,505.90
Previously Paid Amount	0.00
Total Fee Amount	191.01
Total Offset Amount	0.00
Net Fee	$ 191.01